Prime Credit Card Master Trust					13-Mar-03
					05:19 PM
Settlement Statement
-	-	--

Distribution Date:					17-Mar-03

Monthly Period:		February, 2003
		02-Feb-03
		01-Mar-03

(i) Collections					$406,668,377
Finance Charge					37,753,509
Principal					368,914,868

(ii) Investor Percentage - Principal Collections					01-Mar-03

	Series 2000-1				23.9%
	A				20.0%
	B				1.9%
	C				1.9%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				23.9%
	A				20.0%
	B				1.9%
	C				1.9%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				17-Mar-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				17-Mar-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				17-Mar-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,919,571.98
	A				$2,452,391.42
	B				233,590.28
	C				233,590.28

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			01-Mar-03		$2,091,206,737.51
Principal Receivables in Trust					$1,989,302,233.19

(xii) Invested Amount			01-Mar-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					8.542%
Finance Charge Receivables Factor					4.873%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			88.42%	$1,762,198,876
	30 days			5.35%	$106,700,665
	60 days			1.84%	$36,625,204
	90 days			1.15%	$22,827,735
	120 days			0.91%	$18,104,258
	150 days			1.03%	$20,524,311
	180 days+			1.30%	$25,874,508
	Total			100.00%	$1,992,855,557

	Balance in Principal Funding Account			1-Mar-03	$0

Last Updated on 3/17/03
By HO0DMW